                                                            Exhibit No. 10(a)(1)


           FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

     This First Amendment dated as of March 12, 1998 (the "Amendment") to the Amended and Restated Credit Agreement, dated as of December 3, 1997, (the "Credit Agreement"), is entered into by and among ICF Kaiser International, Inc. ("Borrower"), a Delaware corporation, each of its subsidiaries signatories hereto (each a "Subsidiary Guarantor" and collectively the "Subsidiary Guarantors"), the banking institutions signatories hereto (each, a "Bank" and collectively, the "Banks") and CoreStates Bank, N.A., as agent for the Banks under this Credit Agreement (in such capacity, the "Agent").

WITNESSETH
----------

     WHEREAS, Borrower, each Subsidiary Guarantor, the Banks and the Agent are parties to an Amended and Restated Credit Agreement, dated as of December 3, 1997 (the "Credit Agreement"), whereby the Banks have agreed to provide a revolving credit facility for loans and for letters of credit;

     WHEREAS, the Borrower and the Subsidiary Guarantors have requested, and the Banks and the Agent have agreed, to amend the Credit Agreement in certain respects, as provided herein.

     NOW, THEREFORE, in consideration of the premises and intending to be legally bound hereby, the parties hereto agree as follows:

1.   Amendment to Credit Agreement.
     -----------------------------

     a. The definition of "EBITDA" in Section 1.1 of Article I is hereby amended in order to add a new subsection (h), and such definition, as so amended, shall read in its entirety as follows:

          "EBITDA" shall mean, for any period, Consolidated Net Income plus the sum of (a) Consolidated Interest Expense, (b) income tax expense, (c) depreciation expense, (d) amortization expense, (e) extraordinary or unusual losses or other losses not incurred in the ordinary course of business included in the calculation of net income, (f) any non-cash charge against net income required to be recognized in connection with the issuance of capital stock to employees (whether upon lapse of vesting restrictions, exercise of employee options or otherwise), (g) any non-cash charge against net income required to be recognized in connection with employee benefit plans, and (h) for the fourth fiscal quarter of 1997, an amount not to exceed $9.3 million in connection with the four nitric acid projects of the Borrower or any Subsidiary set forth in Schedule 1.1(a) hereto, less extraordinary or unusual gains or other gains not incurred in the ordinary course of business included in the calculation of net income, in each case to the extent such items are taken into account in determining Consolidated Net Income.

     b. The definition of "Investment" in Section 1.1 of Article I is hereby amended in order to add a new clause to the end of subsection (v) of such definition, and such subsection (v), as so amended, shall read in its entirety as follows:

          (v) investments in the form, or out of the net proceeds of the sale (other than to a Subsidiary or employee stock ownership plan of Borrower) of, Capital Stock of Borrower, subject to the conditions set forth in
     Section 7.6(d).

     c. Section 6.1 of Article VI is hereby amended in order to add a new subsection (m) together with a new Schedule 6.1(m), and such new subsection (m) shall read in its entirety as follows and the new Schedule 6.1(m) is attached hereto:

          6.1   Financial Statements and Reports. Furnish to the Agent and each
                --------------------------------
of the Banks the following financial information:

          (m) Nitric Acid Project Monthly Reports. Within 30 calendar days after the end of any month and until all of the four nitric acid projects of the Borrower or any Subsidiary set forth in Schedule 1.1(a) hereto are completed, a nitric acid project monthly report for the immediately preceding calendar month containing information with respect to the actual cost to complete and cash flows of each nitric acid project set forth in
     Schedule 1.1(a) hereto; in each such report, the actual information required to be contained therein shall be compared to the projected cost to complete and cash flows for each such nitric acid project as set forth in
     Schedule 1.1(a).

     d. Section 7.6(d) of Article VII is hereby amended in order to specify that the dollar limitations apply to cash used for such Investments and Acquisitions and to add four new clauses thereto, and such subsection (d) as so amended, shall read in its entirety as follows:

          7.6   Acquisitions and Investments.
                ----------------------------

          Make any Investments in any Person, except:

          (d) Borrower or any Subsidiary may make and own Investments in a Person or acquire all or substantially all of the assets or Capital Stock of any Person (an "Acquisition") provided that the aggregate amount of all such Acquisitions after the date hereof shall not exceed $5,000,000 cash in the aggregate and any single Acquisition shall not exceed $2,000,000 cash; provided, further, (i) that the Borrower shall be required to obtain the consent of the Required Banks for all proposed Acquisitions with a Total Consideration greater than $2,000,000 (in cash) and $4,000,000 (in cash and/or in the form of Capital Stock or any other consideration) (each such Acquisition a "Large Acquisition"), (ii) that no later than 30 calendar days prior to the closing on any proposed Large Acquisition, the Borrower shall request such consent and shall provide the Agent and the Banks with an information package on any such proposed Large Acquisition containing a synopsis of the proposed Large Acquisition, actual and projected financial information for the proposed Large Acquisition (three years historical and five years projected), and pro forma covenant compliance under the Credit Agreement assuming closing on such Large Acquisition, (iii) that for the purposes of this subsection (d), Total Consideration shall include the purchase price plus assumed liabilities (including contingent liabilities) of any Large Acquisition, and (iv) that the Agent and the Required Banks shall act on each such request for consent within 15 calendar days from receipt of such request from the Borrower.

2.   Conditions Precedent.  The amendment to the Credit Agreement contained in
     --------------------
Section 1 hereof shall be effective upon satisfaction of the following conditions precedent.

     (a) Evidence of Authorization. The Banks shall have received copies certified by the Secretary or Assistant Secretary of Borrower and each Subsidiary Guarantor of all corporate or other action taken by such party to authorize its execution and delivery and performance of this First Amendment and the Loan Documents as amended hereby, together with such other related papers as the Banks shall reasonably require.

     (b) Documents. The Agent shall have received all certificates, instruments and other documents then required to be delivered pursuant to any Loan Documents, in each instance in form and substance reasonably satisfactory to the Agent and the Banks.

     (c) Fee. The Agent shall have received for the account of the Banks the previously agreed to amendment fee.

     (d) Other Agreements. Borrower and each Subsidiary Guarantor shall have executed and delivered each other Loan Document required hereunder.

3.   Representations and Warranties.
     ------------------------------

     (a) The Borrower confirms the accuracy of the representations and warranties made in Article 3 of the Credit Agreement as of the date originally given and restates to the Banks such representations and warranties on and as of the date hereof as if originally given on such date.

     (b) The Borrower confirms that as of the date of this First Amendment, there has been no litigation, administrative proceeding, investigation, business development, or change in financial condition which could reasonably be expected to have a material adverse effect on the business, operations, assets or condition (financial or otherwise) of the Borrower or its Subsidiaries taken as a whole.

4.   Covenants.
     ---------

     (a) The Borrower warrants to the Banks that the Borrower is in compliance and has complied with all covenants, agreements and conditions in each Loan Document on and as of the date hereof, that no Potential Default or Event of Default has occurred and is continuing on the date hereof and that, upon the consummation of the transactions contemplated hereby, no Potential Default or Event of Default shall have occurred and be continuing.

     (b) The Borrowers shall provide to the Agent and its representatives all requested access and assistance as shall be reasonably necessary for such due diligence review as the Agent shall determine is necessary or advisable, including without limitation a collateral audit.

5.   Effect of Agreement.
     -------------------

     This Agreement amends the Loan Documents only to the extent and in the manner herein set forth, and in all other respects the Loan Documents are ratified and confirmed.

6.   Counterparts.
     ------------

     This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures hereto were upon the same instrument.

7.   Governing Law.
     -------------

     This Agreement and all rights and obligations of the parties hereunder shall be governed by and be construed and enforced in accordance with the laws of Pennsylvania without regard to principles of conflict of law.

     IN WITNESS WHEREOF, the Borrower, the Subsidiary Guarantors, and the Banks have caused this Agreement to be executed by their proper corporate officers thereunto duly authorized as of the day and year first above written.


     CORESTATES BANK, N.A.                 ICF KAISER INTERNATIONAL, INC.

     By:    /s/ John D. Brady              By:    /s/ Kenneth L. Campbell
            --------------------------            ------------------------------
     Name:  John D. Brady                  Name:  Kenneth L. Campbell
     Title: Vice President                 Title: Executive Vice President and
                                           Chief Financial Officer

     FIRST UNION COMMERCIAL CORP.          NATIONAL BANK OF CANADA

     By:    /s/ S. Kelley                  By:    /s/ Robert A. Incorvati
            --------------------------            ------------------------------
     Name:  S. Kelley                      Name:  Robert A. Incorvati
     Title: Vice President                 Title: Vice President

                                           By:    /s/ Michael E. Williams
                                                  ------------------------------
                                           Name:  Michael E. Williams
                                           Title: Vice President/Manager

     BANKBOSTON, N. A.

     By:    /s/ W. J. Sherald
            --------------------------
     Name:  W. J. Sherald
     Title: Vice President

The Subsidiary Guarantors:

--------------------------------------------------------------------------------
 CLEMENT INTERNATIONAL CORPORATION
                                                  Name:   Timothy P. O'Connor
     By:  /s/ Timothy P. O'Connor                 Title:  Assistant Treasurer
          -----------------------
--------------------------------------------------------------------------------
 CYGNA CONSULTING ENGINEERS & PROJECT MANAGEMENT,
 INC.
                                                  Name:   Timothy P. O'Connor
     By:  /s/ Timothy P. O'Connor                 Title:  Assistant Treasurer
          -----------------------
--------------------------------------------------------------------------------
 CYGNA GROUP, INC.
                                                  Name:   Timothy P. O'Connor
     By:  /s/ Timothy P. O'Connor                 Title:  Assistant Treasurer
          -----------------------
--------------------------------------------------------------------------------
 EDA, INCORPORATED
                                                  Name:   Timothy P. O'Connor
     By:  /s/ Timothy P. O'Connor                 Title:  Assistant Treasurer
          -----------------------
--------------------------------------------------------------------------------
 EXCELL DEVELOPMENT CONSTRUCTION, INC.
                                                  Name:   Timothy P. O'Connor
     By:  /s/ Timothy P. O'Connor                 Title:  Assistant Treasurer
          -----------------------
--------------------------------------------------------------------------------
 GLOBAL TRADE & INVESTMENT, INC.
                                                  Name:   Timothy P. O'Connor
     By:  /s/ Timothy P. O'Connor                 Title:  Assistant Treasurer
          -----------------------
--------------------------------------------------------------------------------
 HENRY J. KAISER COMPANY
                                                  Name:   Timothy P. O'Connor
     By:  /s/ Timothy P. O'Connor                 Title:  Assistant Treasurer
          -----------------------
--------------------------------------------------------------------------------
 ICF INCORPORATED
                                                  Name:   Timothy P. O'Connor
     By:  /s/ Timothy P. O'Connor                 Title:  Assistant Treasurer
          -----------------------
--------------------------------------------------------------------------------
 ICF INFORMATION TECHNOLOGY, INC.
                                                  Name:   Timothy P. O'Connor
     By:  /s/ Timothy P. O'Connor                 Title:  Assistant Treasurer
          -----------------------
--------------------------------------------------------------------------------
 ICF KAISER ENGINEERS (CALIFORNIA) CORPORATION
                                                  Name:   Timothy P. O'Connor
     By:  /s/ Timothy P. O'Connor                 Title:  Assistant Treasurer
          -----------------------
--------------------------------------------------------------------------------
 ICF KAISER ENGINEERS CORPORATION
                                                  Name:   Timothy P. O'Connor
     By:  /s/ Timothy P. O'Connor                 Title:  Assistant Treasurer
          -----------------------
--------------------------------------------------------------------------------
 ICF KAISER ENGINEERS GROUP, INC.
                                                  Name:   Timothy P. O'Connor
     By:  /s/ Timothy P. O'Connor                 Title:  Assistant Treasurer
          -----------------------
--------------------------------------------------------------------------------
 ICF KAISER ENGINEERS MASSCAHUSETTS, INC.
                                                  Name:   Timothy P. O'Connor
     By:  /s/ Timothy P. O'Connor                 Title:  Assistant Treasurer
          -----------------------
--------------------------------------------------------------------------------
 ICF KAISER ENGINEERS PACIFIC, INC.
                                                  Name:   Timothy P. O'Connor
     By:  /s/ Timothy P. O'Connor                 Title:  Assistant Treasurer
          -----------------------
--------------------------------------------------------------------------------
 ICF KAISER ENGINEERS, INC.
                                                  Name:   Timothy P. O'Connor
     By:  /s/ Timothy P. O'Connor                 Title:  Assistant Treasurer
          -----------------------
--------------------------------------------------------------------------------
 ICF KAISER EUROPE, INC.
                                                  Name:   Timothy P. O'Connor
     By:  /s/ Timothy P. O'Connor                 Title:  Assistant Treasurer
          -----------------------
--------------------------------------------------------------------------------
 ICF KAISER GOVERNMENT PROGRAMS, INC.
                                                  Name:   Timothy P. O'Connor
     By:  /s/ Timothy P. O'Connor                 Title:  Assistant Treasurer
          -----------------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 ICF KAISER HANFORD COMPANY
                                                  Name:   Timothy P. O'Connor
     By:  /s/ Timothy P. O'Connor                 Title:  Assistant Treasurer
          -----------------------
--------------------------------------------------------------------------------
 ICF KAISER HOLDINGS UNLIMITED, INC.
                                                  Name:   Timothy P. O'Connor
     By:  /s/ Timothy P. O'Connor                 Title:  Assistant Treasurer
          -----------------------
--------------------------------------------------------------------------------
 ICF KAISER NETHERLANDS B.V.

     By its Managing Directors

     ICF KAISER HOLDINGS UNLIMITED, INC.
     Represented by:  Michael K. Goldman, President

     By:  /s/ Michael K. Goldman
          ----------------------

     ICF KAISER ENGINEERS EASTERN EUROPE, INC.
     Represented by:  Paul Weeks, II, Director & Secretary

     By:  /s/ Paul Weeks, II
          ------------------
--------------------------------------------------------------------------------
 ICF KAISER OVERSEAS ENGINEERING, INC.
                                                  Name:   Timothy P. O'Connor
     By:  /s/ Timothy P. O'Connor                 Title:  Assistant Treasurer
          -----------------------
--------------------------------------------------------------------------------
 ICF KAISER REMEDIATION COMPANY
                                                  Name:   Timothy P. O'Connor
     By:  /s/ Timothy P. O'Connor                 Title:  Assistant Treasurer
          -----------------------
--------------------------------------------------------------------------------
 ICF KAISER SYSTEMS, INC.
                                                  Name:   Timothy P. O'Connor
     By:  /s/ Timothy P. O'Connor                 Title:  Assistant Treasurer
          -----------------------
--------------------------------------------------------------------------------
 ICF KAISER/GEORGIA WILSON, INC.
                                                  Name:   Timothy P. O'Connor
     By:  /s/ Timothy P. O'Connor                 Title:  Assistant Treasurer
          -----------------------
--------------------------------------------------------------------------------
 ICF LEASING CORPORATION, INC.
                                                  Name:   Timothy P. O'Connor
     By:  /s/ Timothy P. O'Connor                 Title:  Assistant Treasurer
          -----------------------
--------------------------------------------------------------------------------
 ICF RESOURCES INCORPORATED
                                                  Name:   Timothy P. O'Connor
     By:  /s/ Timothy P. O'Connor                 Title:  Assistant Treasurer
          -----------------------
--------------------------------------------------------------------------------
 KAISER ENGINEERS AND CONSTRUCTORS, INC.
                                                  Name:   Timothy P. O'Connor
     By:  /s/ Timothy P. O'Connor                 Title:  Assistant Treasurer
          -----------------------
--------------------------------------------------------------------------------
 KAISER ENGINEERS INTERNATIONAL, INC.
                                                  Name:   Timothy P. O'Connor
     By:  /s/ Timothy P. O'Connor                 Title:  Assistant Treasurer
          -----------------------
--------------------------------------------------------------------------------
 KE LIVERMORE, INC.
                                                  Name:   Timothy P. O'Connor
     By:  /s/ Timothy P. O'Connor                 Title:  Assistant Treasurer
          -----------------------
--------------------------------------------------------------------------------
 KE SERVICES CORPORATION
                                                  Name:   Timothy P. O'Connor
     By:  /s/ Timothy P. O'Connor                 Title:  Assistant Treasurer
          -----------------------
--------------------------------------------------------------------------------
 PCI OPERATING COMPANY, INC.
                                                  Name:   Timothy P. O'Connor
     By:  /s/ Timothy P. O'Connor                 Title:  Assistant Treasurer
          -----------------------
--------------------------------------------------------------------------------
 SYSTEMS APPLICATIONS INTERNATIONAL, INC.
                                                  Name:   Timothy P. O'Connor
     By:  /s/ Timothy P. O'Connor                 Title:  Assistant Treasurer
          -----------------------
--------------------------------------------------------------------------------
 TUDOR ENGINEERING COMPANY
                                                  Name:   Timothy P. O'Connor
     By:  /s/ Timothy P. O'Connor                 Title:  Assistant Treasurer
          -----------------------
--------------------------------------------------------------------------------